UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) January 28, 2005

AFLAC Incorporated

(Exact name of Registrant as specified in its charter)

GEORGIA	1-7434	58-1167100
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (706) 323-3431

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     AFLAC Incorporated utilizes the forms of stock option agreements and notices, attached hereto as Exhibits 10.1 through 10.4, to evidence grants under its 2004 Long-Term Incentive Plan. AFLAC Incorporated utilizes the forms of stock option agreements and notices, attached hereto as Exhibits 10.5 through 10.7, to evidence grants under its 1997 Stock Option Plan.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

	10.1	-	Form of Non-Employee Director Stock Option Agreement (NQSO) under the 2004 AFLAC Incorporated Long-Term Incentive Plan

	10.2	-	Notice of grant of stock options to non-employee director under the 2004 AFLAC Incorporated Long-Term Incentive Plan

	10.3	-	Form of Non-Employee Director Restricted Stock Award Agreement under the 2004 AFLAC Incorporated Long-Term Incentive Plan

	10.4	-	Notice of restricted stock award to non-employee director under the 2004 AFLAC Incorporated Long-Term Incentive Plan

	10.5	-	Form of Officer Stock Option Agreement (Non-Qualifying Stock Option) under the AFLAC Incorporated 1997 Stock Option Plan

	10.6	-	Form of Officer Stock Option Agreement (Incentive Stock Option) under the AFLAC Incorporated 1997 Stock Option Plan

	10.7	-	Notice of grant of stock options and stock option agreement to officers under the AFLAC Incorporated 1997 Stock Option Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
AFLAC INCORPORATED

/s/ Ralph A. Rogers, Jr.	January 28, 2005

(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX
10.1	-	Form of Non-Employee Director Stock Option Agreement (NQSO) under the 2004 AFLAC Incorporated Long-Term Incentive Plan

10.2	-	Notice of grant of stock options to non-employee director under the 2004 AFLAC Incorporated Long-Term Incentive Plan

10.3	-	Form of Non-Employee Director Restricted Stock Award Agreement under the 2004 AFLAC Incorporated Long-Term Incentive Plan

10.4	-	Notice of restricted stock award to non-employee director under the 2004 AFLAC Incorporated Long-Term Incentive Plan

10.5	-	Form of Officer Stock Option Agreement (Non-Qualifying Stock Option) under the AFLAC Incorporated 1997 Stock Option Plan

10.6	-	Form of Officer Stock Option Agreement (Incentive Stock Option) under the AFLAC Incorporated 1997 Stock Option Plan

10.7	-	Notice of grant of stock options and stock option agreement to officers under the AFLAC Incorporated 1997 Stock Option Plan